Supplement dated February 5, 2008

supplementing the Statement of Additional Information,

dated September 17, 2007,

as may be supplemented from time to time

of Hansberger International Series

401 East Las Olas Boulevard

Suite 1700

Fort Lauderdale, Florida 33301

Telephone No. 954-522-5150

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and should be read in conjunction with the Prospectus and SAI.

Effective February 5, 2008, the second paragraph in the section “Portfolio Holdings” of the SAI is deleted and replaced with the following:

Under the policy as adopted by the Board of Trustees, the Fund will disclose its complete portfolio holdings quarterly, within approximately 30 days of the end of each fiscal quarter. A complete schedule of the Fund’s portfolio holdings will be posted by the Adviser on its website www.hansberger.com, under the link entitled “Literature”. The Fund discloses a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the U.S. Securities and Exchange Commission (“SEC”) on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

M-HN54-0208